POWERING GROWTH DELIVERING VALUE Investor Meetings April 2020

FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume,” “project,” "anticipate," "goal," "seek," "strategy," "likely," "should," "will," "could" and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: our ability to manage capital expenditures and operations and maintenance costs while maintaining high reliability and customer service levels; variations in demand for electricity, including those due to weather, seasonality, the general economy, customer and sales growth (or decline), the effects of energy conservation measures and distributed generation, and technological advancements; power plant and transmission system performance and outages; competition in retail and wholesale power markets; regulatory and judicial decisions, developments and proceedings; new legislation, ballot initiatives and regulation, including those relating to environmental requirements, regulatory policy, nuclear plant operations and potential deregulation of retail electric markets; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs, including returns on and of debt and equity capital investments; our ability to meet renewable energy and energy efficiency mandates and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; current and future economic conditions in Arizona, including in real estate markets; the direct or indirect effect on our facilities or business from cybersecurity threats or intrusions, data security breaches, terrorist attack, physical attack, severe storms, droughts, or other catastrophic events, such as fires, explosions, pandemic health events or similar occurrences; the development of new technologies which may affect electric sales or delivery; the cost of debt and equity capital and the ability to access capital markets when required; environmental, economic and other concerns surrounding coal-fired generation, including regulation of greenhouse gas emissions; volatile fuel and purchased power costs; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or continue or discontinue power plant operations consistent with our corporate interests; and restrictions on dividends or other provisions in our credit agreements and ACC orders. These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and Current Report on Form 8-K dated April 7, 2020, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law. The information contained in this presentation speaks only as of April 7, 2020. Pinnacle West nor APS will update this information further until our next regular earnings call on May 8, 2020. Powering Growth, Delivering Value | 2

COVID-19 EVENTS AND ENERGY UPDATE Our top priority is to provide reliable service to our customers while maintaining the health and safety of our employees Our Company has made preparations and is executing our plan to effectively manage the current environment and mitigate future impacts. Providing our Effectively transitioned communities with Implemented crisis employees to remote support by contributing management plan work or implemented more than $2 million to including pandemic health and safety assist customers and response protocols non-profits affected by Covid-19 Powering Growth, Delivering Value | 3

PINNACLE WEST PROFILE We are a financially healthy company well positioned to succeed in achieving our long-term goals  Strong balance sheet  Sufficient liquidity  De-risked pension plan through liability driven investment strategy  Sales weighted heavily in the Q3 hot summer months  Large residential population provides potential for offset to lower C&I usage  2020 guidance included an estimate for an increase in bad debt over 2019 related to the summer disconnect moratorium  Lean initiative implemented in 2019 to accelerate O&M reductions  All essential operations work and investments continue, including summer preparedness  Currently no material supply chain risk Powering Growth, Delivering Value | 4

ENERGY USAGE AND SALES Second half of March shows decrease in C&I and increase in residential. Too soon to reach conclusions on usage trends 3 month 10% Customer Estimated EPS impact 1% decline in C&I and change in annual sales 6% increase in Residential $0.09 residential sales Commercial $0.07 sensitivity estimate Industrial $0.01 -$0.06 EPS Total $0.16 - $0.20 Preliminary YoY Sales Growth1 March 1-12 March 13-31 All Classes 2-3% (5)-(6)% Residential 0% 7% C&I 2-3% (12)-(13)% 1 Weather normalized. Powering Growth, Delivering Value | 5

PRELIMINARY WEATHER-NORMALIZED ENERGY TREND Friday, March 13: date when the trend in normalized load begins to change Powering Growth, Delivering Value | 6

STRONG BALANCE SHEET, CREDIT RATINGS AND HEALTHY LIQUIDITY Near-Term Long-Term Debt Maturities Liquidity and Financing Activity $ in millions • $1.2 billion revolver capacity $1,000 ₋ Have drawn down $530 million • Option to increase revolver capacity by $500 million $800 All remaining long- term debt maturities • All PNW long-term debt matures in November or for 2020 occur in or December 2020 $600 $450 after August • $150 million of APS debt repaid in January • $200 million APS Term Loan matures in August 2020 $400 APS Pinnacle West Corporate Credit Ratings1 $200 $350 Moody’s A2 A3 S&P A- A- $- 1 Fitch A- A- 2020 20212 2022 2 S&P rates the outlooks for APS and Pinnacle West as Stable. Fitch & APS PNW Moody’s rate the outlooks for both as Negative. 1 2020 maturities include $150 million of APS 2.2% notes repaid in January 2020. 1 We are disclosing credit ratings to enhance understanding of our sources of liquidity 2 No long-term debt maturities in 2021 and 2022. and the effects of our ratings on our costs of funds. Powering Growth, Delivering Value | 7

PENSION PLAN Well funded pension plan with investment strategy that mitigates funding status volatility Pension Funded Status1 • 97% Liability driven investment 95% strategy helps reduce funded status volatility 90% • Approximately 65% of the pension portfolio is in fixed income assets • Hedge 100% of interest rate volatility using Treasury YE 2017 YE 2018 YE 2019 futures contracts 1 Data as of February 3, 2020 Powering Growth, Delivering Value | 8

OPERATIONS AND SUPPLY CHAIN Our operations team has health and safety protocols consistent with our pandemic crisis management plan in place Crisis Preparedness • Executing effectively under our crisis management and business continuity plans • Employee safety top priority with remote working policies and social distancing protocols in place Operations • Essential planned work and capital investments continue • Preparing for summer peak season • Some non-essential planned work postponed to later in 2020 ₋ Includes non-essential residential planned outages longer than 2 hours Supply Chain • Conducted contract review to confirm adequacy of summer resource needs • Solicited supplier input to identify market risks associated with 800+ high volume suppliers, including critical suppliers • Currently no material supply chain risk • Mitigation plans are in place Powering Growth, Delivering Value | 9